                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___ )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                                 FIRST FUNDS
               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE  (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:
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[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:
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    (2)  Form, Schedule or Registration Statement No.:
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    (3)  Filing Party:
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                                 FIRST FUNDS
                         TENNESSEE TAX-FREE PORTFOLIO

                         370 17TH STREET, SUITE 3100
                            DENVER, COLORADO 80202

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD FEBRUARY 27, 1998

     A special meeting of the shareholders of the Tennessee Tax-Free Portfolio (the Portfolio) of First Funds, a Massachusetts business trust, will be held at 10:00 a.m., Denver time, at the offices of ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, on February 27, 1998, to vote on the following proposal:

PROPOSAL:   To approve a Sub-Advisory Agreement for the Portfolio between First
            Tennessee Bank National Association, the Portfolio's investment adviser, and its affiliate, Martin & Company, Inc., acting as sub-adviser.

     Only shareholders of record of the Portfolio at the close of business on January 30, 1998 (the Record Date) are entitled to receive notice of and to vote at the meeting and at any adjournments thereof on matters relating to the Portfolio. All classes of shares of the Portfolio will vote together on the Proposal.

     If the Proposal is approved, it is anticipated that the new Sub-Advisory Agreement will become effective as soon as practicable after the meeting.

     THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSAL, AS MORE FULLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                   By Order of the Trustees,


                                   James V. Hyatt
February 9, 1998                     Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                  FIRST FUNDS                 PRELIMINARY COPY
                          TENNESSEE TAX-FREE PORTFOLIO

                          370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON FEBRUARY 27, 1998

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Trustees on behalf of Tennessee Tax-Free Portfolio (the Portfolio), a portfolio of First Funds, a Massachusetts business trust (the Trust), to be used at the Special Meeting of Shareholders of the Portfolio to be held on February 27, 1998, at 10:00 a.m., Denver time, at the offices of ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below.

     Shareholders of record at the close of business on January 30, 1998 (the Record Date) are entitled to attend and to vote at the meeting and at any and all adjournments of the meeting. On the Record Date, there were outstanding [________________] shares of the Portfolio. The Proposal set forth in the Notice of Special Meeting of Shareholders and each other item of business which may properly come before the meeting will be voted on separately by the shareholders of the Portfolio. The holders of shares shall be entitled to one vote for each full share and a fractional vote for each fractional share. All classes of shares of the Portfolio will vote together on the Proposal.

     If the accompanying form of proxy is properly executed, returned in time to be voted at the meeting and not revoked, the shares covered by the proxy will be voted in accordance with the instructions marked thereon by the shareholder(s). In the event that the shareholder signs and returns the proxy, but does not indicate a choice as to the Proposal on the proxy, the persons named in the accompanying proxy will vote those shares in favor of the Proposal set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting. An executed and returned proxy may nevertheless be revoked by a shareholder at any time before it is voted by sending written notice of the revocation to the Portfolio or by appearing personally and voting at the meeting.

     This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy are first being mailed to shareholders on or about February 9, 1998. The most recent annual report of the Portfolio has been mailed to shareholders. IF YOU HAVE NOT RECEIVED THE REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY, WITHOUT CHARGE, PLEASE WRITE TO FIRST FUNDS, C/O ALPS MUTUAL FUNDS SERVICES, INC., 370 17TH STREET, SUITE 3100, DENVER, COLORADO 80202, OR CALL 1-800-442-1941 (OPTION 1) AND IT WILL BE SENT BY FIRST-CLASS MAIL.

                       THE PROPOSAL TO BE VOTED UPON

     At the meeting, shareholders will be asked to vote their shares to approve a Sub-Advisory Agreement for the Portfolio between First Tennessee Bank National Association, the Portfolio's investment adviser, and its affiliate, Martin & Company, Inc., acting as sub-adviser, and to transact such other business as may properly come before the meeting or any adjournment thereof.

     THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSAL, AS MORE FULLY DESCRIBED BELOW.

     If the Proposal is approved, it is anticipated that the new Sub-Advisory Agreement will be implemented as soon as practicable after the meeting.

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                 PROPOSAL TO APPROVE THE SUB-ADVISORY AGREEMENT
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     Following for your consideration are some basic questions and answers about the Proposal:

WHAT IS THE BACKGROUND OF THIS PROPOSAL?

     Martin & Company, Inc. (Martin), recently became an investment advisory subsidiary of First Tennessee National Corporation, the parent company of the Portfolio's adviser, First Tennessee Bank National Association (First Tennessee). Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. In the coming weeks, certain First Tennessee personnel are expected to move to Martin and become Martin personnel. This is anticipated to include the individual who currently serves as investment manager for the Portfolio.

     In light of Martin's expertise and the anticipated personnel changes, First Tennessee is proposing that Martin assume the day-to-day investment management responsibilities for the Portfolio as sub-adviser. The current Investment Advisory and Management Agreement between the Portfolio and First Tennessee permits a sub-adviser to be engaged for the Portfolio, subject to approval of the Trustees and Portfolio shareholders as may be required by law.

WOULD THIS CHANGE ANY FEES PAID BY THE PORTFOLIO?

     No. The proposed arrangement would not change any fees paid by the Portfolio. Martin's fee as sub-adviser would be paid by -- and be the sole responsibility of -- First Tennessee. Martin would be entitled to a sub-advisory fee from First Tennessee of 0.30% of the Portfolio's average net assets. However, if the Sub-Advisory Agreement is implemented, Martin has voluntarily agreed to waive its entire fee as sub-adviser for the Portfolio. This fee waiver may be discontinued at any time.

     Under the existing Investment Advisory and Management Agreement, First Tennessee will continue to be entitled to an investment advisory fee from the Portfolio of 0.50% of the Portfolio's average net assets. First Tennessee has continued its agreement to voluntarily waive its entire fee for the Portfolio, although this fee waiver may be discontinued at any time. The Investment Advisory and Management Agreement for the Portfolio is dated October 25, 1995, and was approved by the Portfolio's initial shareholder prior to the Portfolio's commencement of operations in December 1995.

     During the fiscal year ended June 30, 1997, First Tennessee earned an investment advisory fee of $65,349, but voluntarily waived its entire fee so that the Portfolio paid no investment advisory fee at all. If the proposed sub-advisory arrangement had been in effect during that year, First Tennessee would have been entitled to the same fee from the Portfolio, and Martin in turn would have been entitled to a sub-advisory fee of $39,209 from First Tennessee. After fee waivers, however, neither the Portfolio nor First Tennessee would have paid any investment advisory fees at all.

     If the proposed sub-advisory arrangement is approved, First Tennessee will also continue to serve as the Portfolio's co-administrator and will continue to be entitled to a fee from the Portfolio at the rate of 0.05% of the Portfolio's average net assets for co-administration services. During the fiscal year ended June 30, 1997, the Portfolio paid First Tennessee, after voluntary waiver, $2,308 in co-administration fees.

WOULD THIS CHANGE THE PORTFOLIO'S INVESTMENT OBJECTIVE OR POLICIES?

     No. The Portfolio's investment objective and investment policies, limitations, restrictions and guidelines are not proposed to change. See also the information about the Portfolio's average maturity under "What Else Should I Know About Martin, the Proposed Sub-Adviser?" below.

WHO WILL SERVE AS THE PORTFOLIO'S DAY-TO-DAY MANAGER IF THE SUB-ADVISORY AGREEMENT IS IMPLEMENTED?

     The Portfolio's current investment manager, Ralph W. Herbert, who is a Vice President and Portfolio Manager with First Tennessee, is expected to join Martin and continue as the day-to-day investment manager of the Portfolio, if shareholders approve the proposed Sub-Advisory Agreement. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. He will continue to serve at First Tennessee as the Portfolio's investment manager prior to the shareholders' meeting. Mr. Herbert has already assumed duties at Martin on behalf of other advised accounts. If the proposed Sub-Advisory Agreement is approved, Mr. Herbert's duties at Martin will be expanded to include investment management of the Portfolio and Mr. Herbert will no longer serve in any capacity with First Tennessee.

     Along with Mr. Herbert, Ted L. Flickinger, Jr., Vice President and Fixed Income Portfolio Manager with Martin, is expected to be appointed as co-manager of the Portfolio if the Sub-Advisory Agreement with Martin is approved. Mr. Flickinger is a Chartered Financial Analyst and has over 14 years of experience in the investment management industry, at least 7 of which have been with Martin concentrating on fixed-income securities.

WHY ARE YOU ASKING FOR A SHAREHOLDER VOTE?

     Although the Portfolio will not bear any part of the fee paid to Martin, the Sub-Advisory Agreement is nonetheless an investment advisory agreement which may not be implemented under applicable law without shareholder approval.

WHAT ELSE SHOULD I KNOW ABOUT MARTIN, THE PROPOSED SUB-ADVISER?

     Martin and its predecessors have been in the investment advisory business for over 8 years. Martin is registered as an investment adviser
with the Securities and Exchange Commission.   In the past, Martin was a
limited partnership owned principally by A. David Martin, who has himself
been an investment manager for  more than 15 years.   In January 1998,
Martin's business was acquired by and became a wholly-owned subsidiary of First Tennessee National Corporation, P.O. Box 84, Memphis, TN 38101, the parent of First Tennessee. Today, Mr. Martin serves as the President and a director of Martin. As President, Mr. Martin has full authority for all aspects of the day-to-day operations of Martin. However, a majority of the individuals serving as directors of Martin are representatives of First Tennessee National Corporation.

     Martin provides investment supervisory services on a discretionary and non-discretionary basis to pension and profit-sharing plans and trusts, endowments, foundations, educational institutions, corporations, governmental agencies and individuals, and had assets under management at December 31, 1997, of over $931 million. Martin has not previously advised or sub-advised a registered investment company such as the Trust. It is anticipated, however, that Martin will assume advisory or sub-advisory duties for two of the First Funds portfolios, including the Portfolio, if shareholder approval of the Sub-Advisory Agreement is obtained at the meeting.

     Since inception, the dollar-weighted average maturity of the Portfolio has been between 5 and 15 years and at December 31, 1997, was 9.9 years. As a fixed-income securities adviser, Martin has historically favored securities with a somewhat shorter maturity range, typically between 3 and 10 years. Consequently, if the proposed sub-advisory arrangement with Martin is implemented, the Portfolio's average maturity is anticipated to decrease over time. For additional information about the Portfolio's average maturity, see "Pending Conversion of Common Trust Funds" under the heading "Other Information" below.

     Martin is a Tennessee corporation and its principal business address is Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, TN 37902, which is also Mr. Martin's business address. In addition to Mr. Martin, the directors of Martin are: Larry B. Martin, Chairman and CEO, First Tennessee Bank National Association - Knoxville, 800 South Gay Street, Knoxville, TN 37902; Lou E. Weems, President, First Tennessee Bank National Association - Knoxville, 800 South Gay Street, Knoxville, TN 37902; William E. Woodson, Jr., Executive Vice President, Trust Division, First Tennessee Bank National Association - Knoxville, 800 South Gay Street, Knoxville, TN 37902; George P. Lewis, Executive Vice President, Group Manager, Money Management, First Tennessee Bank National Association, 165 Madison Ave., Memphis, TN 38103;
J. Kenneth Glass, President, Tennessee Banking Group, First Tennessee Bank National Association, 165 Madison Ave., Memphis, TN 38103.

WHAT ARE THE KEY PROVISIONS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     SUB-ADVISORY SERVICES. Under the Sub-Advisory Agreement, Martin will assume day-to-day management of the Portfolio, subject to the supervision of First Tennessee as investment adviser. First Tennessee will remain as the Portfolio's investment adviser, but instead of providing day-to-day management of the Portfolio, will be responsible for monitoring and evaluating Martin as the Portfolio's sub-adviser.

     The Sub-Advisory Agreement provides that Martin will:

- provide investment research and credit analysis concerning the Portfolio's investments;
-    conduct a continual program of investment of the Portfolio's assets;
- place orders for all purchases and sales of the investments made for the Portfolio; and
-    maintain the books and records required in connection with its duties.

     In addition, Martin will keep First Tennessee informed of developments materially affecting the Trust or the Portfolio. Except for instructions or advice given to Martin by First Tennessee, First Tennessee will not be responsible or liable for the investment merits of any decision by Martin to purchase, hold or sell a security for the Portfolio. Martin will furnish First Tennessee and the Trustees with such reports as may reasonably be requested. Martin will be permitted to render services to other parties so long as its services under the Sub-Advisory Agreement are not impaired thereby.

     PORTFOLIO TRANSACTIONS. Although Martin's sub-advisory activities will be subject to general oversight by the Trustees of the Trust and First Tennessee, selection of specific securities for the Portfolio will be made by Martin. Martin will be authorized to place orders pursuant to its investment determination for the Portfolio either directly with an issuer or with any broker-dealer. At all times, Martin will be required to attempt to obtain the best price and the most favorable execution of its orders. Consistent with that obligation, Martin may, subject to approval of the Trustees, pay higher commissions to broker-dealers that provide research services, to the extent permitted by law. The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to Martin in rendering investment management services to the Portfolio and/or Martin's other clients.

     FEES. Under the Sub-Advisory Agreement, First Tennessee will pay Martin a fee at the annual rate of 0.30% of the average net assets of the Portfolio. The fee will be calculated as of the close of business on the last business day of each month and will be payable as soon as practicable thereafter. Martin may voluntarily waive all or a portion of its sub-advisory fee, which will not impact the fee paid by the Portfolio to First Tennessee.

     EXPENSES. Martin will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement.

     LIABILITY. Martin will not be liable for losses stemming from its services, except for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation or losses resulting from willful misfeasance, bad faith or gross negligence on its part or reckless disregard by it of its obligations or duties under the Sub-Advisory Agreement. Martin will indemnify the Portfolio and First Tennessee from any loss resulting from Martin's failure to adhere materially to the investment objectives, policies and restrictions of the Portfolio as set forth in the Portfolio's Prospectus and Statement of Additional Information.

     TERM. The Sub-Advisory Agreement will remain in effect for two years from the date of its execution, and will thereafter continue for successive one-year periods if continuation is specifically approved at least annually by the Trustees, or by the vote of a "majority of the outstanding voting securities" of the Portfolio as defined under the Investment Company Act of 1940 (as amended, the 1940 Act) and, in either case, by a majority of the Trustees of the Trust who are not interested persons of First Tennessee, Martin or the Portfolio by votes cast in person at a meeting called for that purpose.

     TERMINATION. The Sub-Advisory Agreement may be terminated at any time, without penalty, by vote of the Trustees or by the vote of "a majority of the outstanding voting securities" of the Portfolio on 60 days' written notice.
The Sub-Advisory Agreement may also be terminated by First Tennessee or by Martin on 60 days' written notice. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined under the 1940 Act).

     The Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A. The key provisions of the proposed Sub-Advisory Agreement described above are materially the same as the corresponding provisions under the Investment Advisory and Management Agreement between the Fund and First Tennessee, except that First Tennessee is entitled to a fee of 0.50% of the Portfolio's average net assets as its investment advisory fee, and First Tennessee is permitted to appoint a sub-adviser under the Investment Advisory and Management Agreement, whereas Martin is not similarly permitted under the proposed Sub-Advisory Agreement.

WHAT DID THE TRUSTEES CONSIDER AND WHAT IS THEIR RECOMMENDATION?

     At a meeting held on January 23, 1998, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio, First Tennessee or Martin, approved the Sub-Advisory Agreement between First Tennessee and Martin, to take effect as soon as practicable following shareholder approval. The Trustees further directed that the Sub-Advisory Agreement be submitted to a Portfolio shareholder vote with the Trustees' unanimous recommendation for approval.

     In considering whether to approve the Sub-Advisory Agreement and to recommend its approval to shareholders, the Trustees inquired into a number of matters and considered various factors. The materials considered by the Trustees included information regarding Martin and its personnel, operations, financial condition and investment philosophy, and the proposed sub-advisory fee in light of comparative fee data for funds of similar size and investment style, as well as anticipated voluntary fee waivers and/or reimbursements in effect for the Portfolio. In addition to these and other matters, the Trustees considered:

- Martin's reputation and track record as an investment manager with considerable expertise in securities selection relevant to the Portfolio's investment objective;
- the fact that Martin is now an affiliate of First Tennessee and part of the First Tennessee National Corporation family of companies;
- the fact that the Portfolio's current investment manager is proposed to become a Martin employee and continue his day-to-day management of the Portfolio, along with another experienced fixed-income investment manager from Martin;
- the fact that the proposed arrangement will not impact the investment advisory or other fees paid by the Portfolio;
- the fact that under the proposed arrangement, First Tennessee will remain responsible to the Portfolio under the Investment Advisory and Management Agreement even though day-to-day portfolio management will be assumed by Martin.

     After examining relevant materials furnished to them by First Tennessee and legal counsel, meeting with executive officers of Martin, and discussing the foregoing factors, the Trustees determined that the proposed Sub-Advisory Agreement would be in the best interests of the Portfolio and its shareholders. Accordingly, subject to Portfolio shareholder approval, the terms of the Sub-Advisory Agreement and the execution of the agreement were unanimously approved by the Trustees (including a majority of the Trustees who are not interested persons of the Portfolio, First Tennessee or Martin) at their special meeting on January 23, 1998. If the shareholders do not approve the Sub-Advisory Agreement, the proposed sub-advisory relationship will not be implemented, and the Investment Advisory and Management Agreement for the Portfolio with First Tennessee will continue in effect.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE SUB-ADVISORY AGREEMENT.

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                               OTHER INFORMATION
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VOTE NEEDED TO ADOPT PROPOSAL

     Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, within the meaning of the 1940 Act. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean (a) 67% or more of the outstanding shares present at a meeting of shareholders of the Portfolio, where the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

SOLICITATION OF PROXIES

     The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the proxy, this Proxy Statement, and any additional proxy material will be borne by First Tennessee and not by the Portfolio. The Portfolio may engage the services of a proxy solicitation firm to solicit proxies. The expenses associated with engaging a proxy solicitation firm cannot be reasonably estimated at this time. If such expenses are incurred, they will be paid by First Tennessee. The Portfolio will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of Portfolio shares as of the Record Date and will reimburse them for their reasonable costs in doing so.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, facsimile or personal solicitations conducted by officers and employees of ALPS Mutual Funds Services, Inc. (ALPS), the Portfolio's co-administrator and distributor, or their affiliates or other representatives of the Portfolio (who will not be paid for their solicitation activities). ALPS will assist in soliciting proxies, and may contact certain shareholders of the Portfolio by telephone. Shareholders who are contacted by ALPS may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. ALPS believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.

     In all cases where a telephonic proxy is solicited, the ALPS representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information on file, the ALPS representative will explain the process, read the Proposal listed in the proxy card and ask for your instructions on the Proposal. The ALPS representative will answer your questions about the process, but will not recommend to you how you should vote, other than to read the recommendation set forth in this Proxy Statement. Within 72 hours,

ALPS will send you a letter or mailgram to confirm your vote and ask you to call them immediately if your instructions are not correctly reflected in the confirmation.

     If you wish to participate in the meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Proxy Statement or attend the meeting in person. Any proxy given by you, whether in writing or by telephone, is revocable in the manner described above.

QUORUM AND VOTING

     A majority of shares of the Portfolio entitled to vote in person or by proxy will constitute a quorum for the transaction of business at the meeting. If at the time any session of the meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any proposal presented at the meeting have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to the Proposal or any
other proposal presented at the meeting.   All such adjournments will require
the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. A vote may be taken on one or more proposals presented at the meeting prior to any such adjournment if sufficient votes for its approval have been received.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. As mentioned above, the Proposal must be approved by (a) a percentage of voting securities present at the meeting, or (b) a majority of the shares issued and outstanding. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against the Proposal. As to any other proposal presented at the meeting that must be approved by a percentage of "shares voted" on the proposal, abstentions and broker non-votes will not be counted as "shares voted" and therefore will have no effect on the result of the vote.

     While the meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management of the Portfolio intends to present or knows that others will present is the Proposal mentioned in the Notice of Special Meeting of Shareholders. If any other matters lawfully come before the meeting, and in all procedural matters at the meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. In the event that the shareholder signs and returns the proxy, but does not indicate a choice as to the Proposal on the proxy, the persons named in the accompanying proxy will vote those shares in favor of the Proposal set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

          As of the Record Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Portfolio. The following shareholders were known to the Trust to own beneficially 5% or more of the total outstanding shares of the Portfolio, as of the Record Date:

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SHAREHOLDER                                    NO. OF SHARES HELD   PERCENTAGE*
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                                       7

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First Tennessee Bank National Association
4385 Poplar Avenue, 2nd Floor                    [___________]        [_____%]
Memphis, TN 38117
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[___________________]


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* Represents percentage of total shares outstanding in the Portfolio.  Shares held by First Tennessee are all Class I shares, although all classes of shares of the Portfolio will vote together on the Proposal.

     First Tennessee has advised the Trust that the shares of the Portfolio held by First Tennessee are in trust or other accounts for the benefit of certain First Tennessee customers, and that the shares over which it has voting discretion will be voted in accordance with its fiduciary and other legal obligations with respect to the particular accounts involved. In the exercise of its discretion, First Tennessee may consult with or seek recommendations from the account principal or other independent fiduciary.

OTHER TRUSTEE INFORMATION

     L.R. Jalenak, Jr., a Trustee of the Trust who is an "interested person" of First Tennessee and Martin (as defined under the Investment Company Act of
1940), and his immediate family own shares of First Tennessee National Corporation, the publicly traded parent company of First Tennessee and Martin. The Jalenak family shares aggregate less than 1% of the total outstanding shares of First Tennessee National Corporation.

PENDING CONVERSION OF COMMON TRUST FUNDS

     The Portfolio's Trustees have given preliminary approval of the in-kind transfer of assets into the Portfolio from certain common trust funds advised by First Tennessee. Shareholder approval is not required to effect this transfer. However, it is contingent upon a number of other elements and is
not expected to occur, if at all, before the end of February 1998.   If all
of the assets in the common trust funds are transferred to the Portfolio as proposed, the Portfolio's assets will increase from approximately $28,754,000 at December 31, 1997, to approximately $178,111,000. Based on the securities in the Portfolio and the common trust funds at December 31, 1997, the asset transfer is expected to shorten the dollar-weighted average maturity of the Portfolio from approximately 9.9 years to approximately 7.1 years. The asset transfer is also expected to decrease the Portfolio's expense ratios due to economies of scale that may be realized by the Portfolio with more assets.

PROPOSALS OF SHAREHOLDERS

     The Portfolio need not hold annual shareholder meetings, except as required by the 1940 Act, applicable state law or the Declaration of Trust. Therefore, it is not presently anticipated that the Portfolio will hold regular meetings of shareholders in subsequent years. Accordingly, no anticipated date of the next meeting can be provided nor a deadline established for the submittal of future proposals from shareholders.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                        BY ORDER OF THE TRUSTEES
                                        OF THE TRUST,



                                        James V. Hyatt
                                        Secretary

Denver, Colorado
February 9,  1998

                                     APPENDIX A

                           FORM OF SUB-ADVISORY AGREEMENT
                 BETWEEN FIRST TENNESSEE AND MARTIN & COMPANY, INC.



                               SUB-ADVISORY AGREEMENT



AGREEMENT made this _____ day of ____________ 1998, between First Tennessee Bank National Association (herein called the "Investment Adviser") and Martin & Company, Inc., a Tennessee corporation (herein called the "Sub-Adviser").

     WHEREAS, the Investment Adviser is the investment adviser to First Funds, a business trust organized under the laws of Massachusetts (herein called the "Trust"), a registered open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") consisting of one or more series of shares, each having its own investment policies; and

     WHEREAS, the Sub-Adviser is an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to provide investment advisory services in connection with the Trust's Tennessee Tax-Free Portfolio (herein called the "Portfolio") a series of the Trust; and

     WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the conditions and for the compensation set forth below;

     NOW, THEREFORE, each party agrees as follows:


     1. APPOINTMENT. (a) The Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Portfolio, as permitted in the Investment Advisory and Management Agreement between the Investment Adviser and the Trust dated October 25, 1995 (such Agreement or the most recent successor advisory agreement between such parties is herein called the "Advisory Agreement"). The Sub-Adviser accepts such appointment and agrees to use its best professional judgment to make timely investment decisions for the Portfolio with respect to the investments of the Portfolio in accordance with the provisions of this Agreement for the compensation herein provided.

     (b) The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust or the Investment Adviser in any way or otherwise be deemed an agent of the Trust or the Investment Adviser.


     2. DELIVERY OF DOCUMENTS. (a) The Investment Adviser shall provide to the Sub-Adviser copies of the Trust's most recent prospectus and statement of additional information (as each may be amended or supplemented from time to time) which relate to any class of shares representing interests in the Portfolio (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a "Prospectus" and a "Statement of Additional Information").

     (b) The Sub-Adviser will make available and provide to the Investment Adviser such financial accounting, and statistical information related to its duties and responsibilities hereunder as is necessary for the preparation of registration statements, reports, and other documents required by federal and state securities laws and such other information as the Trust's Board of Trustees (herein called the "Trustees") or the Investment Adviser may reasonably request for use by the Trust and its distributor for the underwriting and distribution of the Portfolio shares.

     3. SUB-ADVISORY SERVICES TO THE PORTFOLIO. Subject to the supervision of the Investment Adviser, the Sub-Adviser will supervise the day-to-day operations of such portion of the Portfolio's assets as the Investment Adviser shall assign to the Sub-Adviser and perform the following services with respect to such portion of assets: (i) provide investment research and credit analysis concerning the Portfolio's investments, (ii) conduct a continual program of investment of-the Portfolio's assets, (iii) place orders in accordance with paragraphs 4 to 7 hereof for all purchases and sales of the investments made for the Portfolio, and (iv) maintain the books and records required in connection with its duties hereunder. In addition, the Sub-Adviser will keep the Investment Adviser informed of developments materially affecting the Trust or the Portfolio. The Sub-Adviser will communicate to the Investment Adviser on each day that a purchase or sale of a security is effected for the Portfolio
(i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker, dealer, bank or other person (herein called "Brokers"), if any, through which the purchase or sale will be effected (iv) the CUSIP number of the security, if any, (v) the Portfolio to which such purchase or sale pertains, and (vi) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement. The Sub-Adviser will render to the Trustees such periodic and special reports as the Investment Adviser or the Trustees may reasonably request, including, if applicable, regular reports of the total brokerage business placed by it and the manner in which the allocation of such brokerage business has been accomplished. The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Portfolios investment objectives, policies, and restrictions as stated in its current Prospectus and Statement of Additional Information. Except for instructions or advice given to the Sub-Adviser by the Investment Adviser, the Investment Adviser shall not be responsible or liable for the investment merits of any decision by the Sub-Adviser to purchase, hold or sell a security for the Portfolio.

     4 . BROKERAGE: The Sub-Adviser may place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any Brokers. In placing orders, the Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. The Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders.
Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Trustees, select Brokers on the basis of the research, statistical, and pricing services they provide to the Portfolio. A commission paid to such Brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will Portfolio securities be purchased from or sold to the Trust's principal underwriter, the Investment Adviser, the Sub-Adviser, or any affiliate (as defined in the 1940 Act) thereof, except to the extent permitted by SEC exemptive order or by applicable law. The Investment Adviser agrees to provide the Sub-Adviser a list of Brokers which are "affiliated persons" (as defined in the 1940 Act) of the Trust and the Investment Adviser. The Sub-Adviser agrees to furnish to the Investment
Adviser and to the Trust a list of Brokers and dealers which are such "affiliated persons" of the Sub-Adviser. It is understood that neither the Investment Adviser nor the Sub-Adviser has adopted a formula for selection of Brokers for the execution of the Portfolios investment transactions.

     5 . TRANSACTION PROCEDURES. All investment transactions on behalf of the Portfolio will be consummated by payment to or delivery by the duly appointed custodian for the Portfolio (the "Custodian"), or such depositories or agents duly appointed by the Trustees and as may be designated by the Custodian in writing, as custodian for the Portfolio, of all cash and/or securities due to or from the Portfolio, and the Sub-Adviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Sub-Adviser in effecting transactions on behalf of the Portfolio shall advise the Custodian of all investment orders for the

Portfolio placed by it with Brokers. The Investment Adviser shall issue, or cause to be issued, to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Portfolio is responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon the giving of proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails properly to confirm execution of the instructions to the Sub-Adviser in a written form duly agreed upon by the Custodian and the Sub-Adviser.

     6. COMPLIANCE WITH LAWS; CONFIDENTIALITY. (a) The Sub-Adviser agrees that it will comply with all applicable rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the "Rules"). The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Investment Adviser and the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when required to divulge such information by duly constituted authorities, or when so requested by the Trust.

     (b) The Sub-Adviser is not authorized by the Trust or the Investment Adviser to take any action, including the purchase or sale of securities for the account of the Portfolio, (a) in contravention of (i) any investment restrictions set forth-in the 1940 Act and the rules thereunder; (ii) specific written instructions adopted by the Trustees or the Investment Adviser and communicated to the Sub-Adviser; or (iii) the investment objectives, policies, and restrictions of the Portfolio as set forth in the Trust's registration statement as amended from time to time, or (b) which would have the effect of causing the Trust to fail to qualify or to cease to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any succeeding statute.


     (c) The Sub-Adviser agrees with respect to the services provided to the Portfolio that it:

          i) will conform with all applicable rules and regulations of the Securities and Exchange Commission ("SEC");

          ii) will not purchase shares of the Portfolio for its own investment account; and

          iii) will immediately notify the Trust and the Investment Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as investment adviser of an investment company.

     7 . CONTROL BY TRUST'S BOARD OF TRUSTEES. Any recommendations concerning the Portfolio's investment program proposed by the Sub-Adviser to the Portfolio and to the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Portfolio pursuant hereto, shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

     8 . SERVICES NOT EXCLUSIVE. The Sub-Adviser's services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 of the Rules, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust and the Investment Adviser any such records upon the request of the Trust or the Investment Adviser. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 3la-1 of the Rules.

     10. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Sub-Adviser shall not bear certain other expenses related to the operation of the Trust including, but not limited to: taxes levied against the Trust, the Portfolio or the Investment Adviser; interest; brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio; and any extraordinary expense items.

          ii. COMPENSATION. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser shall pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee payable as soon as practicable after the last day of each month, calculated using an annual rate of 0.30% (the "Annual Rate").

          (b) The monthly sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser shall be determined as of the close of business on the last business day of each month by multiplying one-twelfth of the Annual Rate by the Average Portfolio Net Assets (hereinafter defined) calculated monthly as of such day.

          (c) For the purposes of this paragraph, the "Average Portfolio Net Assets" shall be calculated monthly as of the last business day of each month and shall mean the sum of the net assets of the Portfolio calculated each business day during the month divided by the number of business days in the month (such net assets to be determined as of the close of business each business day and computed in the manner set forth in the Declaration of Trust of the Trust).

     12. LIMITATION ON LIABILITY. (a) The Sub-Adviser will not be liable for any error or judgment or mistake of law or for any loss suffered by the Investment Adviser, the Portfolio or the Trust in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Investment Adviser, the Portfolio or the Trust for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or reckless disregard by it of its obligations or duties under this Agreement.

     (b) The Sub-Adviser shall indemnify and hold harmless the Trust, the Portfolio, and the Investment Adviser from any loss, cost, expense or damage resulting from the failure of the descriptive information furnished by the Sub-Adviser to be accurate in all material respects at the time provided or the failure of the Sub-Advisor to comply in all material respects with the investment objectives and policies and restrictions as set forth in the Trust's registration statements as amended from time to time.

     13. DURATION, RENEWAL, AMENDMENT, AND TERMINATION. (a) This Agreement shall become effective on the date first written above and shall remain in force for a period of two (2) years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the Investment Adviser, and (i) by the vote of a majority of the Trustees who are not interested persons of the Investment Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Portfolio. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     (b) This Agreement may be amended at any time, but only by written agreement between the Investment Adviser and the Sub-Adviser, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the 1940 Act, subject to any applicable exemptive order of the SEC modifying the provisions of the 1940 Act with respect to approval of amendments of this Agreement.

     (c) This Agreement: (i) may at any time be terminated without the payment of any penalty either by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days' written notice to the Sub-Adviser, (ii) shall immediately terminate in the event of its assignment; and (iii) may be terminated by the Sub-Adviser on sixty (90) days' written notice to the Investment Adviser and by the Investment Adviser on sixty
(60) days' written notice to the Sub-Adviser.

     (d) As used in this Section 12, the terms "assignment," "interested person," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

     (e) All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed given, if delivered personally, on the day delivered or if mailed by certified or registered mail, postage prepaid, return receipt requested, three (3) days after placement in the United States mail, to the addresses below:

          If to Investment Adviser:
          C. Douglas Kelso, III
          c/o First Tennessee Bank National Association
          4990 Poplar Avenue, Third Floor
          Memphis, TN 38117

          If to Sub-Adviser:
          A. David Martin, President
          Martin & Company, Inc.
          Two Centre Square, Suite 200
          625 South Gay St.
          Knoxville, TN 37902

          If to Trust:
          c/o James V. Hyatt, Esq.
          ALPS Mutual Funds Services, Inc.
          370 17th St., Suite 3100
          Denver, CO 80202

   14. LIMITATION ON LIABILITY. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Portfolio pursuant to this Agreement shall be limited in all cases to the Portfolio and its assets. Sub-Adviser agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio, nor from the Trustees or any individual Trustee of the Portfolio.

     15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of-Tennessee without giving effect to the choice of laws provisions thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above-written.

                               FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By:
                                          ----------------------------------

                                       MARTIN & COMPANY, INC.


                                       By:
                                          ----------------------------------

                                                               PRELIMINARY COPY
PROXY
                                                             PROXY
                                    FIRST FUNDS
                            TENNESSEE TAX-FREE PORTFOLIO

     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 27, 1998

     The undersigned shareholder of the TENNESSEE TAX-FREE PORTFOLIO (the Portfolio), a series of the Massachusetts business trust known as FIRST FUNDS (the Trust), hereby appoints James V. Hyatt and Jeremy O. May, or either of them, with full power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held on February 27, 1998, at the offices of ALPS Mutual Funds Services, Inc., 370 17th St., Suite 3100, Denver, Colorado 80202, at 10:00 a.m., Denver time, and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated below.

     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST. The proxies named will vote the shares represented by this Proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTER PRESENTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Approval of a Sub-Advisory Agreement for the Portfolio between First Tennessee Bank National Association, the Portfolio's investment adviser, and its affiliate, Martin & Company, Inc., as sub-adviser.


               FOR             AGAINST            ABSTAIN
                9                 9                  9


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     Please sign EXACTLY as your name(s) appear on your shareholder account statement. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation, partnership, or limited liability company, please sign the full name by an authorized officer, partner, member or manager. If shares are owned jointly, all parties should sign.


Dated:                   , 1998
       ------------------              --------------------------------------
                                       Signature

                                       --------------------------------------
                                       Title (If applicable)

                                       --------------------------------------
                                       Signature (If held jointly)

                                       --------------------------------------
                                       Title (if applicable)